                                                                  EXHIBIT 10.61

                          WATSON STOCK PLEDGE AGREEMENT

         THIS WATSON STOCK PLEDGE AGREEMENT (this "Agreement") dated as of March 29, 2000, is executed by HALSEY DRUG CO., INC., a New York corporation (the "Pledgor"), in favor of WATSON PHARMACEUTICALS, INC., a Nevada corporation (the "Pledgee").

         WHEREAS, Pledgor and Pledgee have entered into that certain Loan Agreement dated as of the date hereof (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"; terms which are capitalized herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement); and

         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that Pledgor shall have executed this Agreement and made the pledges referred to herein in favor of Pledgee.

         NOW, THEREFORE, to induce Pledgee to enter into and perform the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Pledgee as follows:

         1. Definitions. Unless the context otherwise requires, all terms used but not expressly defined herein shall have the meanings given to them in the Loan Agreement, or, if they are not defined in the Loan Agreement, but are defined in the California Uniform Commercial Code (the "Code"), they shall have the same meaning herein as in the Code.

         2.   Pledge of the Pledged Stock; Power of Attorney.

              (a) As security for the prompt payment and performance when due of the Obligations, Pledgor hereby pledges and grants to Pledgee a lien on and security interest in the following (collectively the "Pledged Collateral"):
(i) all of the issued and outstanding shares of common stock of each of Halsey Pharmaceuticals, Inc. ("HP, Inc." or a "Subsidiary"), Houba, Inc. ("Houba" or a "Subsidiary," and together with HP, Inc., the "Subsidiaries") which shares are more particularly described on Schedule A hereto (the "Pledged Stock"), (ii) all additional shares of common stock at any time issued to Pledgee by any of HP, Inc., and Houba, (iii) the certificates evidencing all such shares and securities, (iv) subject to Section 6 hereof, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock and such shares and securities and (v) all proceeds of any of the foregoing (including, without limitation, proceeds constituting any property of the types described above). Pledgor shall deliver to Pledgee original stock certificates for all of the Pledged Stock, each accompanied by an undated stock power executed in blank by Pledgor.

              (b) Pledgee shall have no obligation with respect to the Pledged Collateral or any other property held or received by it hereunder except to use reasonable care in the custody thereof to the extent required by law. Pledgee may hold the Pledged Collateral in the form in which it is received by it.

              (c) Pledgor, to the full extent permitted by law, hereby constitutes and irrevocably appoints Pledgee (and any officer or agent of Pledgee, with full power of substitution and revocation) as Pledgor's true and lawful attorney-in-fact, in Pledgor's stead and in the name of Pledgor or in the name of Pledgee, to transfer, upon the occurrence and during the continuance of an






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Event of Default (as hereinafter defined) or at any time Pledgee, based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable credit judgment, reasonably believes in good faith, and has so notified Pledgor in writing, that, in connection with the Loan Agreement and the agreements, documents and instruments delivered by Pledgor pursuant thereto or in connection therewith, fraud has occurred with respect to Pledgor or any other Person (for the purposes of this Agreement, the term "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government, including any division, agency or department thereof), controlling, controlled by, or under common control with Pledgor which has a material adverse effect on the operations or condition (financial or otherwise) of Pledgor and its subsidiaries, taken as a whole (a "Fraud"), the Pledged Collateral on the books of HP, Inc. and Houba, as applicable, in whole or in part, to the name of Pledgee or such other Person or Persons as Pledgee may designate and, upon the occurrence and during the continuance of an Event of Default or at any time Pledgee, based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable credit judgment, reasonably believes in good faith, and has so notified Pledgor in writing, that Fraud has occurred, to take all such other and further actions as Pledgor could have taken with respect to the Pledged Collateral which Pledgee in its reasonable judgment determines to be necessary or appropriate to accomplish the purposes of this Agreement.

            (d) The powers of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect Pledgee's interests in the Pledged Collateral and shall not impose any duty upon the attorney-in-fact to exercise such powers. Such powers of attorney shall be irrevocable prior to the payment in full of the Obligations, and, shall not be terminated prior thereto or affected by any act of Pledgor or other Persons or by operation of law.

            (e) Except to the extent that Pledgee releases its pledge of any of the Pledged Collateral, each Person who shall be a transferee of the beneficial ownership of any of Pledged Collateral shall be deemed to have irrevocably appointed Pledgee, with full power of substitution and revocation, as such Person's true and lawful attorney-in-fact in such Person's name and otherwise to do any and all acts herein permitted and to exercise any and all powers herein conferred; provided, however, no Person shall exercise any such power of attorney unless an Event of Default shall have occurred and be continuing.

       3.   Rights of Pledgor; Voting.

            (a) During the term of this Agreement, and so long as no Voting Notice (as defined below) is received from Pledgee following the occurrence and during the continuance of an Event of Default as hereinafter provided in this
Section 3, Pledgor shall have the right to vote any of the Pledged Collateral in all corporate matters except those which would contravene this Agreement, the Loan Agreement or the agreements, documents and instruments delivered by Pledgor and each Subsidiary pursuant thereto unless Pledgee consents thereto.

            (b) Upon the occurrence and during the continuance of an Event of Default or from and after such time as Pledgee has notified Pledgor in writing that based on all the facts and circumstances than existing, and in the exercise of its commercially reasonable judgment, Pledgee reasonably believes in good faith that Fraud has occurred, Pledgor shall give Pledgee at least five (5) days' prior notice of (i) any meeting of stockholders of any of the Subsidiaries or any meeting of directors convened for any purpose and (ii) any written consent which Pledgor proposes to execute as the stockholder of any of the Subsidiaries or which any of the representatives of Pledgor proposes to


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execute as a director of any of the Subsidiaries. During the continuance of an
Event of Default, Pledgor hereby authorizes Pledgee to send its agents and representatives to any such meeting of shareholders or directors of any of one of the Subsidiaries that Pledgee wishes to attend, and agrees to take such steps as may be necessary to confirm and effectuate such authority, including, without limitation, causing such Subsidiary to give reasonable prior written notice to Pledgee of the time and place of any such meeting and the principal actions to be taken thereat.

            (c) Notwithstanding the occurrence of an Event of Default, Pledgor may continue to exercise the voting rights of Pledgor as herein described (and subject to the limitations herein) except to the extent that Pledgee may elect to exercise voting power (as determined by it in its sole discretion) by a written notice given to Pledgor at any time during the continuance of an Event of Default (a "Voting Notice"), whereupon Pledgee shall have the exclusive right during the continuance of an Event of Default to exercise such rights to the extent specified in such Voting Notice, and Pledgor shall take all such steps as may be necessary to effectuate such rights until Pledgee notifies Pledgor of the release of such rights. Once any such Event of Default has been cured or waived, any relevant Voting Notice shall be deemed to be rescinded.

       4. No Restrictions on Transfer. Pledgor warrants and represents that there are no restrictions on the transfer of the Pledged Stock except for such restrictions imposed by operation of law, that there are no options, warrants or rights pertaining thereto, and that Pledgor has the right to transfer Pledged Stock free of any encumbrances and without the consent of the creditors of Pledgor or the consent of any of the Subsidiaries or any other Person or any governmental agency whatsoever.

       5. No Transfer or Liens; Additional Securities. Pledgor agrees that it will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Pledged Collateral during the term of this Agreement, except to or in favor of Pledgee, or as agreed to in advance by Pledgee in accordance with the terms of the Loan Agreement. Pledgor shall not cause, suffer or permit any Subsidiary to issue any common or preferred stock, or any other equity security, to any Person, unless Pledgee otherwise consents in writing (which consent may be withheld in Pledgee's reasonable credit judgment).

       6. Adjustments of Capital Stock; Payment and Application of Dividends. In the event that during the term of this Agreement any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any Subsidiary or if any other or additional shares of stock of any Subsidiary are issued to Pledgor, all new, substituted and additional shares or other securities issued by reason of any such change or acquisition shall immediately be delivered by Pledgor to Pledgee and shall be deemed to be part of the "Pledged Collateral" under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder. Upon the occurrence and during the continuance of an Event of Default, all cash dividends received by or payable to Pledgor in respect of the Pledged Collateral, including any additional shares of stock received by Pledgor as a result of Pledgor's record ownership of the Pledged Stock, shall immediately be delivered by Pledgor to Pledgee, to be held by Pledgee as Pledged Collateral hereunder or to be applied by Pledgee against the Obligations. Upon the occurrence and during the continuance of an Event of Default, Pledgor will not demand and will not be entitled to receive, any cash dividends or other income, interest or property in or with respect to the Pledged Collateral, and if Pledgor receives any of the same, Pledgor shall immediately deliver it to Pledgee to be held by it and applied as provided in the preceding sentence.

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       7.   Warrants and Options. In the event that during the term of this
Agreement subscription warrants or other rights or options shall be issued to Pledgor in connection with the Pledged Collateral, all such stock warrants, rights and options shall forthwith be assigned to Pledgee by Pledgor, and said stock warrants, rights and options shall be, and, if exercised by Pledgor, all new stock issued pursuant thereto shall be, pledged by Pledgor to Pledgee to be held as, and shall be deemed to be part of, the Pledged Collateral under the terms of this Agreement in the same manner as the shares of capital stock originally pledged hereunder.

       8. Return of Pledged Collateral Upon Termination. Upon the release, satisfaction, discharge or termination of all of the Obligations and the termination of the Loan Agreement, Pledgee shall cause to be transferred or returned to Pledgor all of the stock pledged by Pledgor herein and any money, property and rights received by Pledgee pursuant hereto, to the extent Pledgee has not taken, sold or otherwise realized upon the same as permitted hereunder, together with all other documents reasonably required by Pledgor to evidence termination of the pledge contemplated hereby.

       9.   Events of Default; Remedies.

            (a) Upon the occurrence and during the continuance of any Event of Default (as defined below), Pledgee shall have and at any time may exercise with respect to the Pledged Collateral, the proceeds thereof, and any other property or money held by Pledgee hereunder, all rights and remedies available to it under law, including, without limitation, those given, allowed or permitted to a secured party by or under the Code, and all rights and remedies provided for herein. "Event of Default" shall mean the occurrence of an Event of Default as defined in the Loan Agreement.

            (b) Without limiting the foregoing, in the event that Pledgee elects to sell the Pledged Stock (such term including, for purposes of this Section 9, the Pledged Stock and all other shares of stock or securities at any time forming part of the Pledged Collateral), Pledgee shall have the power and right in connection with any such sale, exercisable at its option and in its absolute discretion, to sell, assign, and deliver the whole or any part of the Pledged Stock or any additions thereto at a private or public sale for cash, on credit or for future delivery and at such price as Pledgee deems to be satisfactory. Notice of any public sale shall be sufficient if it describes the Pledged Collateral to be sold in general terms, and is published at least once in the New York Times not less than ten (10) days prior to the date of sale. If the New York Times is not then being published, publication may be made in lieu thereof in any newspaper then being circulated in the City of New York, New York, as Pledgee may elect. All requirements of reasonable notice under this
Section 9 shall be met if such notice is mailed, postage prepaid at least ten
(10) days before the time of such sale or disposition, to Pledgor at its address set forth in Section 16 hereto or such other address as Pledgor may have, in writing, provided to Pledgee. Pledgee may, if it deems it reasonable, postpone or adjourn any sale of any collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale.

            (c) Because federal and state securities laws may restrict the methods of disposition of the Pledged Stock which are readily available to Pledgee, and specifically because a public sale thereof may be impossible or impracticable by reason of certain restrictions under the Securities Act of 1933, as amended, or under applicable Blue Sky or other state securities laws as now or hereafter in effect, Pledgor agrees that Pledgee may from time to time attempt to sell the Pledged Stock by means of a private placement restricting the offering or sale to a limited number of



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prospective purchasers who meet suitability standards Pledgee deems appropriate and who agree that they are purchasing for their own accounts for investment and not with a view to distribution, and Pledgee's acceptance of the highest offer obtained therefrom shall be deemed to be a commercially reasonable disposition of the Pledged Stock. To the extent permitted by law, Pledgee or its assigns may purchase all or any part of the Pledged Stock and any purchaser thereof shall thereafter hold the same absolutely free from any right or claim of any kind. To the fullest extent permitted by law, Pledgee shall not be obligated to make any such sale pursuant to notice and may, without notice or publication, adjourn any public or private sale by announcement at the time and place fixed for the sale, and such sale may be held at any time or place to which the same may be adjourned. If any of the Pledged Stock is sold by Pledgee upon credit or for future delivery, Pledgee shall not be liable for the failure of the purchaser to pay for same and, in such event, Pledgee may resell such Pledged Stock and Pledgor shall continue to be liable to Pledgee for the full amount of the Obligations to the extent Pledgee does not receive full and final payment in cash therefor.

            (d) Except as otherwise provided in the Loan Agreement or by applicable law, Pledgee shall have the sole right to determine the order in which Obligations shall be deemed discharged by the application of the proceeds of Pledged Stock or any other property or money held hereunder or any amount realized thereon.

       10. Certain Representations and Warranties. Pledgor represents and warrants to Pledgee that: (a) All shares of Pledged Stock are fully paid, duly and properly issued, nonassessable and owned by Pledgor free and clear of any lien or encumbrance of any kind whatsoever, excepting those herein granted to Pledgee and to the Existing Holders (as described in the Loan Agreement), and Pledged Stock constitutes all of the outstanding securities of any class or kind of all of the Subsidiaries.

            (a) No effective financing statement or other instrument similar in effect covering all or any part of the Pledged Collateral is on file in any recording office.

            (b) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected security interest in the Pledged Collateral, securing the payment of the Obligations, and all filing and other actions necessary or desirable to perfect and protect such security interest having been duly made or taken.

            (c) Except as contemplated by the Loan Agreement or the Subordination Agreement, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement, the grant by Pledgor of the assignment or security interest granted hereby or the execution, delivery or performance of this Agreement by Pledgor, (ii) the perfection of or exercise by Pledgee of its rights and remedies provided for in this Agreement, or (iii) the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with a judicial foreclosure, if applicable, or the disposition of the Pledged Stock by laws affecting the offering and sale of securities generally).

            (d) Pledgor has full right, power and authority to enter into this Agreement and to grant the security interest in the Pledged Collateral made hereby, and this Agreement constitutes the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except as the enforceability thereof may be (i) limited by bankruptcy, insolvency,


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reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally, and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

       11.  Indemnity and Expenses.

            (a) Pledgor agrees to and hereby indemnifies Pledgee from and against any and all claims, damages, losses, liabilities and expenses arising out of, or in connection with, or resulting from this Agreement (including, without limitation, enforcement of this Agreement) unless resulting from or arising out of the negligence, willful misconduct or bad faith of Pledgee.

            (b) Pledgor agrees promptly upon Pledgee's demand to pay or reimburse Pledgee for all reasonable expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by Pledgee in connection with (i) any modification or amendment to or waiver of any provision of this Agreement requested by Pledgor, (ii) the custody or preservation of the Pledged Collateral, (iii) any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Pledged Collateral or any other property or money held hereunder or any other action taken by Pledgee hereunder reasonably necessary to enforce its rights, whether directly or as attorney-in-fact pursuant to the power of attorney herein conferred, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof. All such expenses shall be deemed a part of the Obligations for all purposes of this Agreement and Pledgee may apply the Pledged Collateral or any other property or money held hereunder to payment of or reimbursement for such expenses after notice and demand to Pledgor.

       12. Pledgee May Perform. If Pledgor fails to perform any agreement contained herein, Pledgee may, but shall not be obligated to, perform, or cause performance of, such agreement, and the reasonable, out-of-pocket expenses of Pledgee incurred in connection therewith shall be payable by Pledgor.

       13. Waivers and Amendment. The rights and remedies given hereby are in addition to all others however arising, but it is not intended that any right or remedy be exercised in any jurisdiction in which such exercise would be prohibited by law. No action, failure to act or knowledge of Pledgee shall be deemed to constitute a waiver of any power, right or remedy hereunder, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other power, right or remedy. Any right or power of Pledgee hereunder in respect of the Pledged Collateral and any other property or money held hereunder may at the option of Pledgee be exercised as to all or any part of the same and the term the "Pledged Collateral" wherever used herein, unless the context clearly requires otherwise, shall be deemed to mean (and shall be read as) "the Pledged Collateral and any other property or money held hereunder or any part thereof." This Agreement shall not be amended nor shall any right hereunder be deemed waived except by a written agreement expressly setting forth the amendment or waiver and signed by Pledgor.

       14. Continuing Security Interest; Assignments of Secured Debt. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until released in accordance herewith, (ii) be binding upon Pledgor, and Pledgor's successors and assigns, and upon each of the Subsidiaries, and its successors and assigns, and (iii) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of Pledgee, its successors and permitted assigns. Without limiting the generality of the foregoing clause (iii), Pledgee may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to




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any other person or entity, to the extent and in the manner provided in the
Loan Agreement and such other person or entity shall thereupon become vested with all the benefits in respect hereof granted to Pledgee herein; Pledgee shall, however, retain all of its rights and powers with respect to any part of the Pledged Collateral not transferred. Any agent or nominee of Pledgee shall have the benefit of this Agreement as if named herein and may exercise all the rights and powers given to Pledgee hereunder.

       15. GOVERNING LAW; SUITS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF PLEDGOR AND PLEDGEE HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, NOTWITHSTANDING ITS CONFLICTS OF LAW PRINCIPLES. THE PLEDGOR HEREBY IRREVOCABLY (I) CONSENTS THAT ANY SUIT, ACTION OR LEGAL PROCEEDING ARISING OUT OF OR RELATED IN ANY WAY TO THIS AGREEMENT SHALL, IF PLEDGEE SO ELECTS, BE BROUGHT AND ENFORCED IN STATE OR FEDERAL COURTS HAVING SITUS WITHIN THE COUNTY OF ORANGE, STATE OF CALIFORNIA AND
(II) WAIVES ANY OBJECTION TO JURISDICTION OR VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING COMMENCED IN ANY SUCH COURT AND ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. PLEDGOR AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) POSTAGE PREPAID, TO PLEDGOR AT ITS ADDRESS SET FORTH IN SECTION 16 HEREOF.

       16. Notices. All notices hereunder shall be in writing (except only as otherwise provided in Section 13) and shall be conclusively deemed to have been received and shall be effective (a) on the day on which delivered if delivered personally (including delivery by courier providing evidence of delivery), or transmitted by telex or telegram or telecopier with transmission confirmed, or
(b) five (5) days after the date on which the same is deposited in the United States mail (certified or registered if required under Section 15), with postage prepaid and properly addressed, and any notice mailed shall be addressed:

            (a)      in the case of Pledgor, to:

                     Halsey Drug Co., Inc.
                     695 No. Perryville Road
                     Rockford, Illinois  61107

                     with copies to:

                     St. John & Wayne, L.L.C.
                     2 Penn Plaza East
                     Newark, New Jersey 07105
                     Attention:  John P. Reilly, Esq.
                     Telecopier No. (973) 491-3555

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

            (b)      in the case of Pledgee, to:

                     Chief Financial Officer
                     Watson Pharmaceuticals, Inc.
                     311 Bonnie Circle
                     Corona, California  92880
                     Fax no. (909) 279-8094
                     cc:      Robert Funsten, Esq.
                              General Counsel

                     with a copy to:

                     Stradling, Yocca, Carlson & Rauth
                     660 Newport Center Drive, Suite 1600
                     Newport Beach, CA  92660
                     Attention:  Lawrence B. Cohn
                     Telecopier No. (949) 725-4100


or at such other address as the party giving such notice shall have been advised of in writing for such purpose by the party to whom or to which the same is directed.

       17.  WAIVERS OF JURY TRIAL AND CONSEQUENTIAL DAMAGES. THE PLEDGOR AND,
BY ITS ACCEPTANCE HEREOF, PLEDGEE HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE PLEDGED COLLATERAL, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO. NEITHER PLEDGOR OR PLEDGEE, NOR ANY EMPLOYEE, AGENT OR ATTORNEY OF EITHER OF THEM, SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THIS AGREEMENT OR THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS, EXCEPT FOR BAD FAITH.

       18.  Severability: Entire Agreement.

            (a) If any provision of this Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality or enforceability of any such provision in any other jurisdiction shall not be affected or impaired, and to the extent any provision is held invalid, illegal or unenforceable, then such provision shall be deemed severable from, and shall in no way affect the validity or enforceability of the remaining provisions of this Agreement.

            (b) This Agreement constitutes the entire agreement of Pledgor and replaces any other or prior agreements or undertakings, with respect to the subject matter hereof, and there are no other agreements or undertakings, oral or written, respecting such subject matter which are intended to have any force or effect after the execution hereof.

       19. Miscellaneous. This Agreement shall be binding upon and shall inure to the benefit of Pledgor and Pledgee and their respective successors and permitted assigns. Section headings used herein are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

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

         IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

                             HALSEY DRUG CO., INC.

                             By: /s/ Michael Reicher
                                  Name:
                                  Title: Chief Executive Officer

ACCEPTED AND AGREED TO
AS OF MARCH 29, 2000

WATSON PHARMACEUTICALS, INC.,
a Nevada corporation

By:  /s/ Robert C. Funsten
      Name:
      Title:  Senior Vice President




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

Each of the undersigned hereby agrees to recognize all of the rights granted to Pledgee under the foregoing Agreement and to take all actions necessary to effectuate said rights and the purposes of the Agreement including, without limitation, performance of any acts requested by Pledgee pursuant to the terms thereof.

Date:  as of March 29, 2000

                             HALSEY PHARMACEUTICAL, INC.

                             By: /s/ Michael Reicher
                                  Name:
                                  Title: Chief Executive Officer

                             HOUBA, INC.

                             By: /s/ Michael Reicher
                                  Name:
                                  Title: Chief Executive Officer




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

                                   SCHEDULE A

                            Designation and Number of
                    shares of capital stock owned by Pledgor


       Name of Issuer Shares          Certificate No.                Designation
Halsey Pharmaceutical, Inc.                  _           Common Stock, $.01 par value
Houba, Inc.                                  _           Common Stock, $.01 par value




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